                                                                   EXHIBIT 4.1


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        NUMBER                                                        SHARES
          27

                             EMISSIONS TESTING, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
             AUTHORIZED COMMON STOCK, 20,000,000 SHARES, NO PAR VALUE


     THIS CERTIFIES THAT ______________________________________________ IS THE

     REGISTERED HOLDER OF _____________________________________________ SHARES

      OF THE AUTHORIZED COMMON STOCK OF EMISSIONS TESTING, INC. WHICH ARE
                   FULLY PAID AND NON-ASSESSABLE AND WHICH ARE

     TRANSFERRABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

        IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

             THIS ________ DAY                  OF _________ A.D. _______


  ________________________                         ___________________________
        PRESIDENT                                           SECRETARY

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

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM   --as tenants in common             UNIF GIFT MIN ACT--______Custodian_______
   TEN ENT   --as tenants by the entireties                        (Cust)         (Minor)
   JT TEN    --as joint tenants with right of                      under Uniform Gifts to
               survivorship and not as tenants                     Minors Act____________
               in common                                                       (State)

             Additional abbreviations may be also be used though not in the above list.

  FOR VALUE RECEIVED,______________________HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------
________________________________________________________________________________

________________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT_____________________________________________________________________

________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,____________________

                                  ______________________________________________
     IN PRESENCE OF
__________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.